UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2025

NUCOR CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4119	13-1860817
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road, Charlotte, NC		28211
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (704)
366-7000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.40 per share	NUE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§ 240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.05.	Material Cybersecurity Incidents.
Nucor Corporation (the “Company”) recently identified a cybersecurity incident involving unauthorized third party access to certain information technology systems used by the Company. Upon detecting the incident, the Company began promptly taking steps to contain and respond to the incident, including activating its incident response plan, proactively taking potentially affected systems offline and implementing other containment, remediation, or recovery measures. The Company is actively investigating the incident with the assistance of leading external cybersecurity experts and has notified federal law enforcement authorities. As of the date of this filing and in an abundance of caution, the Company temporarily and proactively halted certain production operations at various locations. However, the Company is currently in the process of restarting the affected operations.
As the investigation of the incident is ongoing, the Company will continue to monitor the timing and materiality of the incident.
Forward-Looking Statements
Certain statements made in this report, or in other public filings, press releases, or other written or oral communications made by Nucor, which are not historical facts are forward-looking statements subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties which we expect will or may occur in the future and may impact our business, financial condition and results of operations. The words “anticipate,” “believe,” “expect,” “intend,” “project,” “may,” “will,” “should,” “could” and similar expressions are intended to identify those forward-looking statements. These forward-looking statements reflect the Company’s best judgment based on current information, and, although we base these statements on circumstances that we believe to be reasonable when made, there can be no assurance that future events will not affect the accuracy of such forward-looking information. As such, the forward-looking statements are not guarantees of future performance, and actual results may vary materially from the projected results and expectations discussed in this report. Factors that might cause the Company’s actual results to differ materially from those anticipated in forward-looking statements include, but are not limited to: the Company’s ongoing assessment of the impacts of the cybersecurity incident, including the Company’s potential discovery of additional information related to the incident in connection with its investigation or otherwise; the Company’s expectations regarding its ability to contain and remediate the cybersecurity incident; the impact of the cybersecurity incident on the Company’s relationships with customers, employees, and governmental regulators; the legal, reputational, and financial risks resulting from the cybersecurity incident, including as may arise from any potential regulatory inquiries and/or litigation to which the Company may become subject in connection with the incident; remediation and other additional costs that may be incurred by the Company in connection with the investigation and remediation of the incident; and the risks discussed in “Item 1A. Risk Factors” of the Company’s Annual Report on Form
10-K
for the year ended December 31, 2024, as may be supplemented by “Item 1A. Risk Factors” in the Company’s subsequent Quarterly Reports on Form
10-Q
and in the Company’s other periodic and current reports filed with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

Date: May 14, 2025	By:	/s/ Stephen D. Laxton
Stephen D. Laxton
Chief Financial Officer and Executive Vice President

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